BLACKROCK FUNDSSM

BlackRock Commodity Strategies Fund

(the “Fund”)

Supplement dated January 14, 2019 to the Statement of Additional Information (“SAI”)

of the Fund, dated November 28, 2018

Effective immediately, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Rob Shimell, Alastair Bishop, Hannah Gray, CFA, and Elliott Char, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The first paragraph and the table in the sub-section entitled “Other Funds and Accounts Managed” are deleted in their entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of July 31, 2018.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Rob Shimell	3 $839.1 Million	8 $6.59 Billion	6 $2.75 Billion	0 $0	0 $0	0 $0
Alastair Bishop	7 $3.11 Billion	11 $3.13 Billion	2 $81,145	0 $0	2 $6.47 Million	1 $78,533
Hannah Gray, CFA	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0
Elliott Char, CFA	3 $831.9 Million	8 $6.59 Billion	6 $2.75 Billion	0 $0	0 $0	0 $0

The sub-section entitled “Discretionary Incentive Compensation — Mr. Bishop and Mdmes. Macpherson and Gray” is deleted in its entirety and replaced with the following:

Discretionary Incentive Compensation — Mr. Bishop and Ms. Gray

Generally, discretionary incentive compensation for portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of the Fund and other accounts managed by the portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: S&P Global Clean Energy Index; MSCI 10/40 DW Energy (Net); S&P Global Natural Resources Index; MSCI World SMID Energy Index total return (net); BGR Option Overwriting Strategy Composite Index (NEW); MSCI World Energy Net Daily TR Index; SNP Glob Infrastr Utilities Option Overwrite Strategy Composite Index — 3; S&P North American Natural Resources Sector Index; E_GMO Historical Performance Shell; BCX Overwrite Benchmark Strategy Index (BX3); FTSE Gold Mining Index — expressed in AUD; S&P Global Natural Resources Index — In GBP; 50% HSBCMINGBP / 50% MSW_NTGBP Index, in GBP; S&P Global Natural Resources Net Return; E_GF Historical Performance Shell; FTSE Gold Mines Index (Gross Total Return); LIBOR 3 Month Index; Euromoney Global Mining Index (Close); Euromoney Mining Index — expressed in GBP; NYSE Arca Gold Miners Index EUR Net Total Return; FTSE Gold Mining Index (GBP); Euromoney Global Mining Constrained Weights Index (Open) Net; Euromoney Global Mining Index Total Return; Bloomberg Commodity Index Total Return; DAX Global Agribusiness Index in USD.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The first paragraph and the table in the sub-section entitled “Fund Ownership” are deleted in their entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of July 31, 2018.

Portfolio Manager	Dollar Range
Rob Shimell	None
Alastair Bishop	$10,001-$50,000
Hannah Gray, CFA	$10,001-$50,000
Elliott Char, CFA	None

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Mr. Bishop and Ms. Gray may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Bishop and Ms. Gray may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

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